Exhibit 99.1

CareDx Reports First Quarter 2017 Financial Results

BRISBANE, Calif., June 9, 2017 (GLOBE NEWSWIRE) — CareDx, Inc. (Nasdaq:CDNA), a molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant patients, today reported financial results for the first quarter ended March 31, 2017.

“We are very pleased with our progress towards AlloSure reimbursement and look forward to soon being able to provide the first and only non-invasive test that uses donor-derived cell free DNA to directly measure organ health and identify the probability of active transplant rejection,” said Peter Maag, CareDx President and Chief Executive Officer. “AlloMap test volume growth has continued, reflecting our reach into the transplant center community and patients.”

First Quarter 2017 Financial Results

Revenues for the three months ended March 31, 2017 were $11.6 million compared with $6.6 million in the first quarter of 2016. Revenues from AlloMap tests for the three months ended March 31, 2017 were $7.9 million compared with $6.5 million in the first quarter of 2016. Olerup revenues in the three months ended March 31, 2017 were $3.7 million.

For the first quarter of 2017, net loss was $5.6 million, compared to net loss of $9.8 million in the first quarter of 2016. Basic and diluted net loss per share was $0.26 in the first quarter of 2017, compared to basic and diluted net loss per share of $0.81 in the first quarter of 2016.

For the first quarter of 2017, non-GAAP net loss was $6.9 million compared to non-GAAP net loss of $4.4 million in the first quarter of 2016. Non-GAAP basic and diluted net loss per share was $0.32 in the first quarter of 2017, compared to the non-GAAP basic and diluted earnings per share of $0.37 in the first quarter of 2016.

For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

Cash and cash equivalents was $12.2 million as of March 31, 2017.

2017 Guidance

For the full year 2017, CareDx continues to expect revenue to be in the range of $45 million to $50 million, excluding any potential AlloSure revenue.

About CareDx

CareDx, Inc., headquartered in Brisbane, California, is a molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant recipients. CareDx offers products across the transplant testing continuum, including AlloMap® and AlloSure™ for post-transplant surveillance and Olerup SSP®, Olerup QTYPE®, and Olerup SBT™ for pre-transplant HLA testing.

For more information, please visit: www.CareDx.com.

Forward Looking Statements

This press release contains forward-looking statements about our business, research, development and commercialization efforts, including, but not limited to our anticipated future financial results, including our guidance for full fiscal 2017 revenue, AlloMap test volume growth and the development, commercialization, utility, performance and adoption of AlloSure. These forward-looking statements are based upon information that is currently available to us and our current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, including risk associated with successful research, development and planned commercialization of our technologies. These factors, together with those that are described in our filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed by us with the SEC on April 21, 2017. Any of these may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. We expressly disclaim any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements.

Use of Non-GAAP Financial Measures

CareDx has presented certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis in this release, including non-GAAP net loss and non-GAAP basic and diluted net loss per share. We define non-GAAP net loss and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of warrants and contingent consideration; acquisition related impairment charges and amortization of intangible assets, purchase accounting adjustments and related tax effects, costs involved with completing an acquisition, and certain financing charges. We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

Investor Contact

Caroline Corner, Managing Director

Westwicke Partners, LLC

T: +1 415-202-5678

E: caroline.corner@westwicke.com

CareDx, Inc.

Consolidated Statements of Operations

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended March 31,
	2017	2016
Revenue:
Testing revenue	$7,902	$6,452
Product revenue	3,667	—
Collaboration and license revenue	15	110

Total revenue	11,584	6,562
Operating expenses:
Cost of testing	3,057	2,772
Cost of product	2,327	—
Research and development	3,283	3,159
Sales and marketing	3,222	1,737
General and administrative	6,502	5,676
Goodwill impairment	1,958	—
Change in estimated fair value of contingent consideration	(221)	(213)

Total operating expenses	20,128	13,131

Loss from operations	(8,544)	(6,569)
Interest expense	(790)	(266)
Other expense, net	(686)	(2,917)
Change in estimated value of common stock warrant liability and derivative liability	4,128	—

Loss before income taxes	(5,892)	(9,752)
Income tax benefit	283	—

Net loss	(5,609)	(9,752)
Net loss attributable to noncontrolling interest	(47)	—

Net loss attributable to CareDx, Inc.	$(5,562)	$(9,752)

Net loss per share attributable to CareDx, Inc.:
Basic	$(0.26)	$(0.81)

Diluted	$(0.26)	$(0.81)

Weighted average shares used to compute net loss per share attributable to CareDx, Inc.:
Basic	21,343,782	11,969,714

Diluted	21,343,782	11,969,714

CareDx, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

	March 31, 2017	December 31, 2016 (1)
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$12,187	$17,258
Accounts receivable	3,378	2,768
Inventory	6,048	5,461
Prepaid and other assets	1,463	1,186

Total current assets	23,076	26,673
Property and equipment, net	2,768	2,931
Intangible assets, net	32,920	33,124
Goodwill	12,005	13,839
Restricted cash	9,553	143
Other assets	—	20

Total assets	$80,322	$76,730

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,475	$3,065
Accrued payroll liabilities	3,000	3,851
Accrued and other liabilities	5,843	5,320
Accrued royalties	287	263
Deferred revenue	39	42
Deferred purchase consideration	6,463	5,445
Derivative liability	1,510	—
Current debt	32,386	22,846

Total current liabilities	53,003	40,832
Deferred rent, net of current portion	1,205	1,301
Deferred revenue, net of current portion	760	759
Deferred tax liability	5,934	6,057
Long-term debt, net of current portion	—	1,098
Contingent consideration	271	492
Common stock warrant liability	2,759	5,208
Other liabilities	1,530	1,222

Total liabilities	65,462	56,969
Stockholders’ equity:
Common stock	21	21
Additional paid-in capital	236,122	235,673
Accumulated other comprehensive loss	(3,395)	(3,659)
Accumulated deficit	(218,115)	(212,553)

Total CareDx, Inc. stockholders’ equity	14,633	19,482
Noncontrolling interest	227	279

Total stockholders’ equity	14,860	19,761

Total liabilities and stockholders’ equity	$80,322	$76,730

(1)	The condensed balance sheets at December 31, 2016 have been derived from audited financial statements.

CareDx, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended March 31,
	2017	2016
Cost of testing reconciliation:
GAAP cost of testing	$3,057	$2,772
Stock-based compensation expense	(55)	(28)

Non-GAAP cost of testing	$3,002	$2,744

Cost of product reconciliation:
GAAP cost of product	$2,327	$—
Acquisition related-amortization of purchased intangibles	(357)	—
Acquisition related-amortization of inventory valuation adjustment	(32)	—

Non-GAAP cost of product	$1,938	$—

Research and development expenses reconciliation:
GAAP research and development expenses	$3,283	$3,159
Stock-based compensation expense	(64)	(113)

Non-GAAP research and development expenses	$3,219	$3,046

Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$3,222	$1,737
Acquisition related-amortization of purchased intangibles	(231)	—
Stock-based compensation expense	(38)	(28)

Non-GAAP sales and marketing expenses	$2,953	$1,709

General and administrative expenses reconciliation:
GAAP general and administrative expenses	$6,502	$5,676
Acquisition related fees and expenses	—	(2,259)
Stock-based compensation expense	(234)	(277)

Non-GAAP general and administrative expenses	$6,268	$3,140

Goodwill impairment reconciliation:
GAAP goodwill impairment	$1,958	$—
Goodwill impairment	(1,958)	—

Non-GAAP goodwill impairment	$—	$—

Change in estimated fair value of contingent consideration reconciliation:
GAAP change in estimated fair value of contingent consideration	$(221)	$(213)
Change in estimated fair value of contingent consideration	221	213

Non-GAAP change in estimated fair value of contingent consideration	$—	$—

Change in estimated fair value of common stock warrant liability and derivative liability reconciliation:
GAAP change in estimated fair value of common stock warrant liability and derivative liability	$4,128	$—
Change in estimated fair value of common stock warrant liability and derivative liability reconciliation:	(4,128)	—

Non-GAAP change in estimated fair value of common stock warrant liability and derivative liability	$—	$—

Other expense, net reconciliation:
GAAP other expense, net	$(686)	$(2,917)
Debt financing related fees and expenses	250	2,879

Non-GAAP other expense, net	$(436)	$(38)

Income tax benefit reconciliation:
GAAP income tax benefit	$283	$—
Tax effect related to amortization of purchased intangibles	(155)	—

Non-GAAP income tax benefit	$128	$—

Net loss reconciliation:
GAAP net loss attributable to CareDx, Inc.	$(5,562)	$(9,752)
Acquisition related-amortization of purchased intangibles	588	—
Acquisition related-amortization of inventory valuation adjustment	32	—
Tax effect related to amortization of purchased intangibles	(155)	—
Acquisition related fees and expenses	—	2,259
Debt financing related fees and expenses	250	2,879
Stock-based compensation expenses	391	446
Goodwill impairment	1,958	—
Change in estimated fair value of contingent consideration	(221)	(213)
Change in estimated value of common stock warrant liability and derivative liability	(4,128)	—

Non-GAAP net loss	$(6,847)	$(4,381)

Basic and diluted net loss per share reconciliation:
GAAP basic and diluted net loss per share attributable to CareDx	$(0.26)	$(0.81)
Acquisition related-amortization of purchased intangibles	0.03	—
Acquisition related-amortization of inventory valuation adjustment	0.00	—
Tax effect related to amortization purchased intangibles	(0.01)	—
Acquisition related fees and expenses	—	0.19
Debt financing related fees and expenses	0.01	0.24
Stock-based compensation expenses	0.02	0.03
Goodwill impairment	0.09	—
Change in estimated fair value of contingent consideration	(0.01)	(0.02)
Change in estimated value of common stock warrant liability and derivative liability	(0.19)	—

Non-GAAP basic and diluted net loss per share attributable to CareDx	$(0.32)	$(0.37)

Non-GAAP adjustment summary:
Cost of testing adjustments	$55	$28
Cost of product adjustments	389	—
Research and development expenses adjustments	64	113
Sales and marketing expenses adjustments	269	28
General and administrative expenses adjustments	234	2,536
Goodwill impairment	1,958	0
Change in estimated fair value of contingent consideration	(221)	(213)
Other (expense) income, net adjustments	250	2,879
Change in estimated value of common stock warrant liability and derivative liability	(4,128)	—
Tax effect related to amortization of purchased intangibles	(155)	—

Total Non-GAAP adjustment summary:	$(1,285)	$5,371